UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Delta Boulevard, Atlanta, Georgia 30354-1989

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2191

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Delta Air Lines, Inc. (the “Company”) held on June 18, 2026 (the “2026 Annual Meeting”), five proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement for the 2026 Annual Meeting, filed on April 24, 2026.

A brief description of the proposals and the final results of the votes for each matter follows:

1.	The shareholders elected all fourteen director nominees, each to serve as a member of the Company’s Board of Directors until the Company’s next annual meeting of shareholders and the election and qualification of his or her successor, or until such director’s earlier death, disqualification, resignation or removal:

	For	Against	Abstain	Broker Non-Votes
Edward H. Bastian	514,718,689	2,169,240	243,776	75,289,096
Christophe Beck	512,460,454	4,374,190	297,061	75,289,096
Maria Black	514,593,275	2,263,652	274,778	75,289,096
Willie CW Chiang	504,963,202	11,853,060	315,443	75,289,096
Greg Creed	510,093,374	6,716,384	321,947	75,289,096
David G. DeWalt	495,178,008	21,625,693	328,004	75,289,096
Leslie D. Hale	514,357,782	2,474,203	299,720	75,289,096
Christopher A. Hazleton	514,582,524	2,242,789	306,392	75,289,096
Michael P. Huerta	510,282,790	6,247,445	601,470	75,289,096
Judith J. McKenna	516,318,584	531,411	281,710	75,289,096
Vasant M. Prabhu	515,743,293	1,082,370	306,042	75,289,096
Sergio A. L. Rial	498,271,832	18,548,337	311,536	75,289,096
David S. Taylor	506,863,839	9,971,802	296,064	75,289,096
Kathy N. Waller	507,946,150	8,596,684	588,871	75,289,096

2.	The shareholders approved the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
503,418,157	13,127,616	585,932	75,289,096

3.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2026:

For	Against	Abstain	Broker Non-Votes
567,469,129	24,576,694	374,978	Not Applicable

4.	The shareholders did not approve a shareholder proposal requesting the ability for shareholders to act by written consent:

For	Against	Abstain	Broker Non-Votes
160,742,873	349,243,354	7,145,478	75,289,096

5.	The shareholders did not approve a shareholder proposal requesting the adoption of cumulative voting for the election of directors:

For	Against	Abstain	Broker Non-Votes
20,465,549	489,358,644	7,307,512	75,289,096

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By:	/s/ Peter W. Carter
Peter W. Carter
President

Date: June 22, 2026

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